Exhibit 10.3     Amendment #3

Real Estate Term Loan No. 10053500
Real Estate Line of Credit Loan No. 10053600
/jlm

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD Amendment to Credit Agreement ("Amendment") is entered into and is dated and made effective as of June 11, 2012 between ALICO, INC., a Florida corporation; ALICO-AGRI, LTD., a Florida limited partnership; ALICO PLANT WORLD, L.L.C., a Florida limited liability company; BOWEN BROTHERS FRUIT, LLC, a Florida limited liability company; and ALICO LAND DEVELOPMENT, INC., a Florida corporation (individually and collectively, the "Borrower") and RABO AGRIFINANCE, INC., a Delaware corporation (the "Lender"). The Borrower and the Lender agree as follows:

PRELIMINARY STATEMENT. The Borrower and the Lender have entered into the Credit Agreement dated as of September 8, 2010, as amended by the First Amendment to Credit Agreement dated as of August 1, 2011 and as further amended by the Second Amendment to Credit Agreement dated as of December 21, 2011 (said agreement as amended by any and all modifications or amendments thereto is hereinafter referred to as the "Credit Agreement." The terms defined in the Credit Agreement are used herein as therein defined).

Borrower and Lender wish to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, Borrower and Lender agree as follows:

ARTICLE 7 – BORROWER COVENANTS

ARTICLE 7, Section 7.02 is hereby amended in its entirety as follows:

7.02 Current Ratio. Borrower shall at all times maintain a Consolidated Current Ratio of not less than 1.50:1.00.

Reference to and Effect on the Credit Agreement.

(a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws (without giving effect to the conflicts of laws principles thereof) of the State of Florida.

Expenses. The Borrower shall pay on demand all costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, Legal Fees incurred in connection with the preparation of this Amendment and advising the Lender as to its rights, and the cost of any credit verification reports or field examinations of the Borrower's properties or books and records). The Borrower's obligations to the Lender under this Section shall survive termination of this Agreement and repayment of the Borrower's obligations to the Lender under the Credit Agreement written.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

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BORROWER

Alico, Inc., a Florida corporation

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Alico-Agri, Ltd., a Florida limited partnership

By:	Alico, Inc., a Florida corporation, its General Partner

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Alico Plant World, L.L.C., a Florida limited liability company

By:	Alico, Inc., a Florida corporation, its Manager

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Bowen Brothers Fruit, LLC, a Florida limited liability company

By:	Alico, Inc., a Florida corporation, Its Managing Member

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

Alico Land Development Inc., a Florida corporation

By:	/s/ J.D. Alexander
J.D Alexander, Chief Executive Officer

LENDER

RABO AGRIFINANCE, INC.

By:	/s/ Judy Cochran
	Name:	JUDY COCHRAN
	Title:	Vice President

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